Chart Hydrogen Expansion March 31, 2021 Exhibit 99.2

Forward-Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning the Company’s business plans, including statements regarding completed divestitures, acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, clean energy market opportunities, governmental initiatives, including executive orders and other information that is not historical in nature.  Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements.  Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include:  the Company’s ability to successfully integrate recent acquisitions and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; slower than anticipated growth and market acceptance of new clean energy product offerings; risks relating to the recent outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K and quarterly reports on form 10-q filed with the SEC, which should be reviewed carefully.  The Company undertakes no obligation to update or revise any forward-looking statement. Chart Industries, Inc. is a leading independent global manufacturer of highly engineered equipment servicing multiple applications in the Energy and Industrial Gas markets. Our unique product portfolio is used in every phase of the liquid gas supply chain, including upfront engineering, service and repair. Being at the forefront of the clean energy transition, Chart is a leading provider of technology, equipment and services related to liquefied natural gas, hydrogen, biogas and CO2 Capture amongst other applications. We are committed to excellence in environmental, social and corporate governance (ESG) issues both for our company as well as our customers. With over 25 global locations from the United States to Asia, Australia, India, Europe and South America, we maintain accountability and transparency to our team members, suppliers, customers and communities. To learn more, visit www.Chartindustries.com. © 2021 Chart Industries, Inc. Confidential and Proprietary

© 2021 Chart Industries, Inc. Confidential and Proprietary Inorganic Investment Principles Brings Chart Industries: (1) Access to customers and commercial projects that could not be accessed without significant organic investment (2) Access to geographies that otherwise could not readily be accessed due to lack of product experience in the region, certification requirements, or government funding and relationships. (3) Additional equipment or process that builds out the “a la carte” menu or full solution menu for applicable markets Carbon Capture Hydrogen & Helium LNG / Natural Gas Water Treatment IPSMR® and IPSMR®+ Equipment Offering Our Process Offering Brazed aluminum heat exchangers Cold Boxes Air cooled heat exchangers Storage Tanks Transports/Trailers Dosers Piping Onboard tanks Metering systems Instrumentation

© 2021 Chart Industries, Inc. Confidential and Proprietary Hydrogen Market Set to Explode This Decade 228 Hydrogen Projects under development globally, with 85% in Europe, Asia and Australia 345 billion total investment announced until 2030 3 times – increase in announced clean hydrogen production capacity compared to last year 75 countries with “net zero” targets; 31 with hydrogen strategy

Where We Play In the Hydrogen Value Chain Vehicle Fuel Stations Fueling Systems for Aerospace Marine Fuel Electronics Manufacturing Electricity Generation Ammonia production (fertilizers) Refining Cryogenic Liquid Tanks Liquid Transport Trailers, ISO Containers, Rail Cars, Marine transport Liquefaction Distribution Storage Electrolysis Gasification/ Reformation Including Large Cryogenic Storage, BAHX, Load-Out Systems Key Components Integrated within Systems Pumps and Compressors Flowmeters Vacuum Insulated Piping Valves and Sealing Connections Regulators Sensors High Pressure Storage Equipment used by end customers Users of Hydrogen (Examples) Production & Molecule Ownership End Users

Chart has 50+ years of experience in design, manufacture, test and assembly of liquid hydrogen storage equipment FCEV fuel stations, FC forklift fueling, liquefaction, aerospace and industrial applications More than 800 liquid hydrogen (LH2) bulk tanks built Complete line of LH2 storage tanks – 3,000 gallons and up Our hydrogen trailers are designed specifically for transporting hydrogen over the road, in multiple sizes and exceed the requirements of an MC-338 highway trailer Our flow meter system for hydrogen gas covers an absolute pressure range from 435 to 3,045 psi (30 to 210 bar) Engineering expertise for unique applications Manufacture hydrogen equipment in our global locations including the United States, Europe, India and China Broadest Set of Equipment for the H2 Value Chain Metering Systems On board Liquid Hydrogen Fuel Tank LH2 FCEV Station Storage Tanks Hydrogen Trailers Brazed Aluminum Heat Exchangers (BAHX) Liquefaction Systems

© 2021 Chart Industries, Inc. Confidential and Proprietary Chart’s Strategic Acquisitions and Investments 2020 Development Agreement for LH2 automotive Completed master supply agreement Acquisition of cryogenic and H2 trailer business and former microbulk business 30M Euro investment with commercial MOU Acquisition of water treatment business Investment in Canadian H2 integrator Acquisition of SES, carbon capture technology 2018 / 2019 Divestiture of cryobio product line to Cryoport for $320M cash 2018: Acquires VRV 2018: Acquires Skaff Cryogenics 2018: Completes BAHX capacity expansion in La Crosse, WI 2018: Divestiture of oxygen concentrator business 2019: Acquisition of Air-X-Changers 2021 Acquisition of Cryo Technologies for $55 million cash (Feb 16, 2021) Joint development MOU February 10, 2021 $15M Investment and commercial MOU Completed Feb 2, 2021 Investment of $25 million for 5% ownership and commercial MOU (March 31, 2021)

Transform Materials

© 2021 Chart Industries, Inc. Confidential and Proprietary Transform Materials Using feedstock from natural gas, biogas, or methane emissions, Transform has a patented technology that uses microwave plasma reactors to generate high purity hydrogen and acetylene with very low carbon emissions at a lower cost point Valorization of two high-valued co-products (hydrogen and acetylene) Multiple patents in systems & methods for processing gasses Based in Riviera Beach, FL including demonstration facility One-channel commercial scale module (100KW) designed for demonstrating full-power reactor capability About Transform Materials Benefits & Synergies to Chart Microwaves are energy efficient for powering the plasma Safe operation - conversion is performed at low pressure and moderate temperatures On-demand performance: fast start-up and shut-down High conversion, high selectivity to acetylene and hydrogen, high throughput Process yields >99.7% purification with PSA add-on Acetylene purity >99.7% Option for carbon black as co-product Commercial MOU for Chart equipment such as pumps, downstream liquefier, storage and distribution Fully executed contract with DSM Active discussions with >20 prospective customers One of the attractive aspects of this process is there is no Oxygen involved in the reaction, so therefore no CO2 generated as part of the process

High Energy Efficiency with High Value Molecules Customers Want Clean and Need Acetylene Hydrogen is clean and acetelyne has many uses: Metal welding and cutting applications Production of several inorganic compounds such as synthesis of vitamins Acetylene black that can be used in conductive coatings, rubber compounds, adhesives, inks, and in fuel cells Types of customers that are currently in discussions for using Transform technology: Specialty Chemicals Industrial Construction Refining Energy

© 2021 Chart Industries, Inc. Confidential and Proprietary Strong Leadership Team Including Industry Veterans David Soane, PhD Founder & Chairman At Transform Materials, Dr. Soane leads the creative problem-solving to provide innovative answers for difficult industry problems Applying nanotechnology and chemical engineering to a variety of industries, he is the founder of: ACLARA (NASDAQ:ACLA); Nano-Tex; 2C Optics; ZMS; ICBM; Soane Energy, Crop Enhancement and Reform Biologics Before his commercial ventures, Dr. Soane was a tenured Professor of Chemical Engineering at UC Berkeley, with hundreds of scientific articles and patents Ph.D. in chemical engineering from UC Berkeley Stuart Jara, CEO At Transform Materials, Stuart has P&L responsibility, executing operations and profitable growth strategies Over 20 years of operating experience as an executive in industrial, specialty chemicals, and alternative-energy sectors plus 10 years leading PE portfolio companies Held senior management roles at Linde (VP/GM Americas) and BOC (Business Unit Head Latin America, and Global VP Finance and Strategy) M.B.A. in finance and strategy from The University of Michigan; Lehigh University, B.S. in mechanical engineering, and B.A. in international relations

© 2021 Chart Industries, Inc. Confidential and Proprietary Net Leverage Ratio Pro-Forma February 28, 2021 Actual and Pro-Forma Estimate 2.05 2.15 2/28/2021 as reported includes expenditures for Cryo Technologies acquisition ($55 million, February 16, 2021) and Svante investment ($15 million, February 2, 2021) These ratios exclude the benefit from the mark to market of our McPhy investment

Our Specialty Markets Keep Growing

Water Treatment

700M

- Improving water quality and wastewater reuse utilize liquid oxygen and CO2 in purification process

Drivers of Size Opportunity

- Regulation on water treatment
- Population growth

Over The Road Trucking

750M

- LNG as alternative fuel to diesel for heavy duty vehicles (lower emissions, engine noise, etc.)

Drivers of Size Opportunity

- Regulations

Hydrogen

2,300M

+200M

- H2 vehicle fueling stations, transport equipment and liquefaction storage at H2 production sites
- H2 storage and mobility equipment
- BAHX for H2 liquefaction
- H2 liquefaction

Drivers of Size Opportunity

- Buildout of hydrogen fueling infrastructure
- Development of "green hydrogen" industry
- Government stimulus packages
- Brand name fast followers

Food & Beverage

500M

- Food preservation equipment
- Nitrogen dosing equipment

Drivers of Size Opportunity

- Nitro-beverage changeover

Carbon & Direct Air Capture

600M

- Air cooled heat exchangers
- Storage tanks
- BAHX and cold boxes

Drivers of Size Opportunity

- Carbon emissions reduction targets
- CO2 supply shortage

Cannabis

250M

- Liquid CO2 storage and supply / delivery systems
- Used in grow houses, CBD oil extraction and packaging

Drivers of Size Opportunity

- Legalization of cannabis
- Regulatory approval for CBD.

Helium Liquefaction

250M

- Helium Liquefaction
- Storage
- ISO Containers
- Transport

Drivers of Size Opportunity

- Differentiated process
- Helium consistently in high demand
- Russia vast natural resources

Molecules By Rail

200M

- Gas by rail tender cars approved for use

Drivers of Size Opportunity

- Legalization of LNG by train in the U.S.
- Expected growth in EU

Industrial Lasers

200M

- High purity liquid nitrogen (gas assist) provides a faster cut and superior edge, free of impurities

Drivers of Size Opportunity

- Uptime requirements in manufacturing
- Reducing steps in production

Space

200M

- Cryogenic liquid propellants are used as fuel for rocket propulsion

Drivers of Size Opportunity

- Proliferation of private space travel industry

© 2021 Chart Industries, Inc. Confidential and Proprietary

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© 2021 Chart Industries, Inc. Confidential and Proprietary Expansion of Our Hydrogen Addressable Market 100 Fueling stations 25 hydrogen transports 4 hydrogen liquefiers Space launch tanks Prior to October 14, 2020 $600 Million 136 Fueling stations 83 hydrogen transports 6 hydrogen liquefiers 260 storage tanks 2 Marine Fuel Opportunities Space launch tanks Prior to February 15, 2021 $1.1 Billion Prior to April 1, 2021 $2.1 Billion Current $2.30 Billion Not included in TAM Marine opportunities HLH2 onboard tanks Hydrogen pumps Not included in TAM HLH2 onboard tanks Hydrogen pumps Not included in TAM Hydrogen pumps Not included in TAM Hydrogen pumps 136 Fueling stations 83 hydrogen transports 20 hydrogen liquefiers 260 storage tanks 2 Marine Fuel Opportunities Space launch tanks Onboard LH2 tanks 136 Fueling stations 100 hydrogen transports 20 hydrogen liquefiers 260 storage tanks 2 Marine Fuel Opportunities Space launch tanks Onboard LH2 tanks 10-15 Transform plants